CONTINGENCIES	12 Months Ended
Dec. 31, 2021
Disclosure Of Contingencies [Abstract]
CONTINGENCIES [Text Block]

12. CONTINGENCIES

On July 23, 2021, the Company received notice from the State of Nevada that the State has not approved extensions of three water rights permits purchased by its subsidiary, SPS in 2011. The State also advised that a fourth permit would not be extended after a period of an additional year.

On August 20, 2021, the Company filed a Petition for Judicial Review of the Forfeiture Notice and has retained legal counsel to initiate and vigorously undertake the appeal process. Should the appeal be unsuccessful or the agreement to sell water is terminated, the Company will be obligated to refund the $1,000 initial payment it received. Therefore, it has been treated as an accrued liability on the balance sheet and the $1,910 balance of the water rights proceeds would be forfeited.